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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):             January 28, 1999

                            GOLDEN STATE BANCORP INC.
             (Exact name of registrant as specified in its charter)

       Delaware                   333-28037                        95-4642135
(State of Incorporation)         (Commission File                (IRS Employer
                                  Number)                Identification Number)

     135 Main Street
     San Francisco, CA                                                 94105
(Address of principal executive offices)                             (Zip Code)

     Registrant's telephone number, including area code:        (415) 904-1100

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Item 5.  Other Events.

         On January 28, 1999, the management of Golden State Bancorp Inc. (the "Company") will make a presentation at the Salomon Smith Barney Financial Services Conference in New York, New York based on written materials to be distributed regarding the past accomplishments of the Company, including its indirect subsidiary, California Federal Bank, A Federal Savings Bank, and the Company's plans and objectives. A copy of the written materials to be distributed at the conference is attached as Exhibit 99.1 and hereby incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The following exhibit is filed as part of this report:

99.1     Analyst Presentation Materials distributed and dated January 28, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:   January 28, 1998


                                             GOLDEN STATE BANCORP INC.


                                             By: /s/ Vanessa L. Washington
                                                 ------------------------------
                                                 Name:    Vanessa L. Washington
                                                 Title:   Senior Vice President
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                                  EXHIBIT INDEX

Exhibit
Number        Description

99.1          Analyst Presentation Materials distributed and dated
              January 28, 1999